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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C 20549
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                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 1997 (December 19, 1997)

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                              PMT SERVICES, INC.
            (Exact name of registrant as specified in its charter)

      TENNESSEE                   0-24420                      62-1215125
  (State or other               (Commission File           (I.R.S. Employer
    jurisdiction of                  Number)                 Identification
      incorporation)                                              Number)

        3841 GREEN HILLS VILLAGE DRIVE
        NASHVILLE, TENNESSEE                                      37215
  (Address of principal executive offices)                      (Zip Code)

                                (615) 254-1539
             (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

                On December 19, 1997, the shareholders of PMT Services, Inc., a Tennessee Corporation (the "Company"), elected two Class I directors, approved the amendment and restatement of the Company's 1994 Incentive Stock Plan, approved the amendment and restatement of the Company's 1994 Non-Employee Director Stock Option Plan, approved the Company's 1997 Executive Stock Incentive Plan and ratified the appointment of Price Waterhouse LLP as the independent accountants of the Company for the fiscal year ending July 31, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                (a)  Exhibits:

                     See Exhibits Index attached hereto.
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                                  SIGNATURES
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        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934,
THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                        PMT SERVICES, INC.

                                        BY: /S/ CLAY M. WHITSON
                                           -------------------------------------
                                           CLAY M. WHITSON
                                           CHIEF FINANCIAL OFFICER AND TREASURER


DATE:  DECEMBER 30, 1997




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                                EXHIBITS INDEX


SEQUENTIAL
EXHIBIT NO.
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    5.1         PMT SERVICES, INC. 1994 INCENTIVE STOCK PLAN AS AMENDED AND
                RESTATED

    5.2 PMT SERVICES, INC. 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN AS AMENDED AND RESTATED

    5.3         PMT SERVICES, INC. EXECUTIVE STOCK INCENTIVE PLAN